EXHIBIT 32.1
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                           SECTION 1350 CERTIFICATION

I, Julie Smolyansky, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Lifeway Foods, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended September 30, 2003:

     (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-QSB. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




                                   /s/ Julie Smolyansky
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                                   Julie Smolyansky
                                   Chief Executive Officer, Chief Financial and
                                   Accounting Officer, President, Treasurer and
Date:  November 14, 2003           Director